Fees Summary	Dec. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,764,000
Previously Paid Amount	0
Total Fee Amount	152,910.77
Total Offset Amount	0
Net Fee	$ 152,910.77